UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2006


                                   DTLL, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-30608                  41-1279182
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


     1650 West 82nd, Suite 1200, Bloomington, MN                55431
     -------------------------------------------              ----------
       (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (952) 881-4105


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   Change in Registrant's certifying accountant

Effective  May 5, 2006 the  Company's  Board of  Directors  was  notified by the
Company's auditors Olsen, Thielen & Co ("Olsen"), which audited the Company's financial statements for the fiscal years ended December 31, 2004 and December 31, 2005, that the Company's proposed business plan to make acquisitions in the gaming industry is not an area of expertise that Olsen would be able to express an opinion. The reports of Olsen did not contain an adverse opinion, (see "Report of Independent Public Accountants," as attached to the 10K filings for the respective years.) Olsen is a public accounting firm that is registered with the PCAOB. During the Company's two most recent fiscal years and subsequent interim periods there were no disagreements with Olsen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Olsen, would have caused Olsen to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

The Company has provided Olsen with a copy of the above disclosures in response to Item 304(a) of Regulation S-B in conjunction with the filing of this Form 8-K. The Company requested that Olsen deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B, and if not, stating the respects in which it does not agree.

As result, the Company has engaged Miller, Ellin and Company, LLP to act as the Company's independent auditors for the year ended December 31, 2006.

The Company's 10Q for the period ended March 31, 2006 has been prepared and is currently being reviewed by the auditors before filing.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2006

                                              DTLL, Inc.


                                              By: /s/ Dual Cooper
                                                  ----------------------
                                                  Dual Cooper, President